Exhibit 10.29

CONSENT AND FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT AND
FIRST AMENDMENT TO AMENDED AND RESTATED
CASH DIVERSION AND COMMITMENT FEE GUARANTY
This CONSENT AND FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND FIRST AMENDMENT TO AMENDED AND RESTATED CASH DIVERSION AND COMMITMENT FEE GUARANTY, dated as of December 28, 2017 (this “Amendment”), is entered into among the undersigned in connection with (a) that certain Amended and Restated Credit Agreement, dated as of June 23, 2017, among Sunrun Hera Portfolio 2015-A, LLC, a Delaware limited liability company, as Borrower (the “Borrower”), the financial institutions as Lenders from time to time party thereto (the “Lenders”), and Investec Bank PLC, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”) and as Issuing Bank (in such capacity, the “Issuing Bank”) (the “Credit Agreement”, and as amended by this Amendment, the “Amended Credit Agreement”) and (b) the Cash Diversion and Commitment Fee Guaranty (as in effect prior to the date hereof, the “Guaranty”, and as amended by this Amendment, the “Amended Guaranty”). Capitalized terms which are used but not otherwise defined herein shall have the meanings ascribed to such terms in the Amended Credit Agreement and the rules of construction set forth in Section 1.02 of the Credit Agreement apply to this Amendment.
W I T N E S S E T H
WHEREAS, the Borrower wishes to obtain, and the Administrative Agent and the Required Lenders wish to provide, consent to the acquisition by the Borrower of (a) (i) Sunrun Hera Owner Holdco 2017, LLC, a Delaware limited liability company and a Wholly Owned Holdco (“Hera 2017 Holdco”) and (ii) Sunrun Hera Owner 2017, LLC, a Delaware limited liability company and a Wholly Owned Opco (“Hera 2017 Owner”), respectively, as each is identified by the Borrower in that certain Wholly Owned Opco Certificate No. 1, dated as of November 7, 2017, and delivered by the Borrower to the Administrative Agent in accordance with Section 2.05(d) of the Amended Credit Agreement (such acquisitions in this clause (a), collectively, the “Wholly Owned Entity Acquisitions”) and (b) (i) Sunrun [***] Manager 2018, LLC, a Delaware limited liability company and a Tax Equity Holdco (“[***] 2018 Holdco”) and (ii) Sunrun [***] Manager 2017, LLC, a Delaware limited liability company and a Tax Equity Holdco (“[***] 2017 Holdco”) (such acquisitions in this clause (b), collectively, the “Tax Equity Holdco Acquisitions”); and
WHEREAS, the Borrower and the Sponsor also wish to make, and the undersigned also wish to agree to make, certain additional amendments to the Credit Agreement and the Guaranty as provided herein.
NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

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I.Amendments to the Credit Agreement. Subject to the satisfaction of the conditions set forth in Article IV below, the following amendments to the Credit Agreement are hereby accepted and agreed by the parties hereto:
1.    New Schedule 1.01(c). The list of Exhibits, Annexes and Schedules on page v of the Credit Agreement is amended by inserting a new Schedule 1.01(c), titled “Documents Pursuant to Which Projects Owned by a Wholly Owned Opco Were Originally Purchased”, and Attachment A hereto is hereby appended to the Credit Agreement as a new Schedule 1.01(c).
2.    Amended and Restated Exhibit P, Form of Wholly Owned Opco Certificate. Exhibit P to the Credit Agreement is hereby deleted and Exhibit P attached hereto as Attachment B is hereby inserted in its place in its entirety.
3.    Amendment to Section 1.01. The following defined terms in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety as follows:
““Eligible Customer Agreement” shall mean a Customer Agreement in the form of one of the agreements attached hereto as Exhibit G or such other form of agreement as approved (i) by the Administrative Agent (acting on the instructions of the Required Lenders) in writing or (ii) under the applicable Tax Equity Documents or, in the case of a Wholly-Owned Opco, either (A) the Tax Equity Documents originally governing such Wholly Owned Opco or (B) the Tax Equity Documents pursuant to which a Project was first acquired, which are listed for the applicable Wholly Owned Opco on Schedule 1.01(c); provided that, in the case of this clause (ii), the inclusion of such Customer Agreement as an Eligible Customer Agreement could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or a material adverse effect on the ability of the Borrower to perform under the Loan Documents at or above the assumptions in the Base Case Model and, in each case, as such form may be modified from time to time if such modification could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or a material adverse effect on the ability of the Borrower to perform under the Loan Documents at or above the assumptions set forth in the Base Case Model.”
““Eligible Project Qualification Requirement” shall mean:
(a)    with respect to Projects being acquired or leased by an Inverted Lease Opco or a Partnership Flip Opco, the qualification requirement for the purchase of the Projects as of the time of sale to the applicable Opco pursuant to the applicable Tax Equity Documents (except to the extent of any departure in accordance with Prudent Industry Practices for which a waiver was given by the applicable Tax Equity Class A Member or Inverted Lease Tenant, as applicable, and where the applicable impact thereof has been incorporated into the Base Case Model in a manner reasonably acceptable to the Administrative Agent); and

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(b)    with respect to Projects owned by a Wholly Owned Opco, (i) the qualification requirement for the purchase of the Projects as of the time such Projects were first acquired pursuant to the applicable Tax Equity Documents (except to the extent of any departure in accordance with Prudent Industry Practices for which a waiver was given by the applicable Tax Equity Class A Member or Inverted Lease Tenant, as applicable, and where the applicable impact thereof has been incorporated into the Base Case Model in a manner reasonably acceptable to the Administrative Agent) and (ii) each such Project has received a PTO Letter.”
““[***] 2017 LLC Agreement” shall mean that certain Amended and Restated Limited Liability Company Agreement of Sunrun [***] Owner 2017, LLC, dated as of [***], entered into by and between Sunrun [***] Manager 2017, LLC and [***].”
““Portfolio Documents” shall mean (a) the Project Documents, (b) the Tax Equity Documents described in clause (i) of the definition thereof, (c) the Wholly Owned Opco Documents and (d) the Management Agreement.”
““Tax Equity Documents” shall mean (i) for each Tax Equity Opco, the applicable Tax Equity Limited Liability Company Agreement, Master Purchase Agreement, Master Lease, Tax Equity Opco O&M Agreement, Tax Equity Account Agreement, Partnership Flip Back-Up Servicing Agreement or Transition Management Agreement, as applicable, Tax Equity Guaranty, and any other documents reflecting an agreement between Sponsor (or any Affiliate or Sponsor) and any of the Tax Equity Class A Members relating to the applicable Tax Equity Class A Member’s investment in a Project or such Tax Equity Opco and (ii) with respect to any Wholly Owned Opco, either (A) the documents referred to in clause (i) prior to such date as the Wholly Owned Opco ceased to be a Tax Equity Opco or (B) if the Wholly Owned Opco was not previously a Tax Equity Opco, the documents referred to in clause (i) pursuant to which one or more Projects now owned by such Wholly Owned Opco were first acquired, which are listed for the applicable Wholly Owned Opco on Schedule 1.01(c).”
“Wholly Owned Opco Transition Management Agreement” shall mean, with respect to each Wholly Owned Opco, (a) the Transition Management Agreement, to be entered into in form and substance reasonably satisfactory to the Administrative Agent, among Transition Manager, the Wholly Owned Opco, Sponsor, Operator, the Administrative Agent and the Other Administrative Agent and identified by the Borrower as a Wholly Owned Opco Transition Management Agreement on Schedule 1.01(a), as such schedule may be updated from time to time in accordance with Section 2.05(e) and (b) each replacement for such agreement in a form and substance acceptable to the Administrative Agent entered into with a replacement

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transition manager in accordance with the terms and conditions hereof and the Wholly Owned Opco Transition Management Agreement (from and following the date that such agreement becomes effective).
4.    Amendment to Section 2.05(d). Section 2.05(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(d) After the Closing Date, the Borrower may (i) acquire or form one or more Wholly Owned Holdcos (which own or will own Wholly Owned Opco Membership Interests) and/or (ii) acquire or form through such Wholly Owned Holdco one or more Wholly Owned Opcos, provided that at least ten (10) Business Days prior to the proposed date of acquisition of such Wholly Owned Holdco or Wholly Owned Opco, as applicable, the Borrower delivers to the Administrative Agent a Wholly Owned Opco Certificate along with copies of each of the documents and other items described therein with respect to such Wholly Owned Holdco and/or Wholly Owned Opco and certifying that:
(A) such Wholly Owned Opco Certificate and each copy of the documents and other items described therein provided to the Administrative Agent is a true, correct and complete copy of such document or item (and includes all schedules, exhibits, attachments, supplements and amendments thereto and any related protocols or side letters);
(B) either (I) such Wholly Owned Opco shall have been a Tax Equity Opco and met the Tax Equity Characteristics prior to the proposed indirect acquisition thereof by the Borrower or (II) if such Wholly Owned Opco was not a Tax Equity Opco, the acquisition of such Wholly Owned Opco has been approved by the Required Lenders (acting in their sole discretion); and
(C) each of the Wholly Owned Opco Representations is true, complete and correct with respect to such Wholly Owned Opco.”
5.    Amendment to Section 7.10(a). Section 7.10(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) The Borrower shall not, and shall not permit any Subsidiary to, amend, modify or terminate any Portfolio Document, or waive any material breach under, or material breach of, any Portfolio Document, without the prior written consent of the Administrative Agent (acting on the instructions of the Required Lenders) to the extent that any such amendment, modification, termination or waiver could reasonably be expected to have a Material Adverse Effect; provided, that, for the avoidance of doubt, the Subsidiaries shall be permitted to enter into an agreement to amend or modify

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(i) the electricity or lease rate, annual escalator or term of any Exempt Customer Agreement only (such agreement, a “Payment Facilitation Agreement”), so long as such amendment or modification is (A) permitted under the applicable Tax Equity Documents in respect of the applicable Tax Equity Opco and (B) made in good faith for a commercially reasonable purpose and is intended to maximize the long-term economic value of the Customer Agreement as against its value if the Payment Facilitation Agreement had not been entered into (as reasonably determined by the Sponsor in good faith and in light of the facts and circumstances known at the time of such amendment or modification), (ii) a Master Turnkey Installation Agreement to the extent that such amendment or modification could not reasonably be expected to have a Material Adverse Effect and (iii) a Tax Equity Limited Liability Company Agreement as necessary to comply with Section 6.27(e) hereof.”
6.    Amendment to Section 7.12. Section 7.12 of the Credit Agreement is hereby amended by inserting the following as a new Section 7.12(f):

“(f)    The Borrower shall not, and shall not permit any Tax Equity Holdco, Wholly Owned Holdco or Wholly Owned Opco to, acquire any Projects other than, in the case of the Wholly Owned Opcos, the Projects owned by such Wholly Owned Opco on the date it became a Wholly Owned Opco in accordance with Section 2.05(d).”
7.    New Section 7.19. Article VII of the Credit Agreement is hereby amended by inserting the following as a new Section 7.19:
“The Borrower shall not elect to adjust the cash distribution sharing ratios pursuant to Section 4.01(e)(iii) of the [***] 2017 LLC Agreement to the extent such adjustment would reduce the cash distributed to the Class B Member (as defined in the [***] 2017 LLC Agreement) without the prior written consent of the Required Lenders.”
II.    Amendment to the Cash Diversion and Commitment Fee Guaranty. Subject to the satisfaction of the conditions set forth in Article IV below, the definition of “Cash Diversion” in Section 1.01 of the Guaranty is hereby amended by (a) replacing the period at the end of clause (u) with the text “; and” and (b) inserting the following as new clauses (v) and (w):

“(v) any claims for indemnification or loss by or in respect of a tax equity investor (or any affiliate thereof to the extent permitted) under any Wholly Owned Opco Tax Equity Document; and
(w) any liability for U.S. federal income taxes (and associated interest and penalties) assessed against or imposed on Sunrun [***] Solar LLC, SunRun Solar Owner [***], LLC or SunRun Solar [***], LLC as a result of the application of the Budget Act.”

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III.    Limited Consent. At the request of the Borrower and subject to the satisfaction of the conditions set forth in Article IV below, the Administrative Agent and each of the undersigned Lenders hereby consents and agrees to (a) the Wholly Owned Entity Acquisitions, for which consent of the Administrative Agent and the Required Lenders is required pursuant to Section 2.05(d)(ii) of the Amended Credit Agreement and (b) the Tax Equity Holdco Acquisitions, for which consent of the Administrative Agent and the Required Lenders is required pursuant to Section 2.05(b)(iii) of the Amended Credit Agreement (collectively, the “Acquisition Consents”). The Administrative Agent further consents to the purchase and ownership by Hera 2017 Owner of any and all Projects that are subject to, or have received, a Grant, the purchase and ownership of which requires the consent of the Administrative Agent pursuant to Section 2.05(f) of the Amended Credit Agreement (the “Grant Project Consent” and, together with the Acquisition Consents, the “Consents”). The Consents granted pursuant to this Article III are limited precisely as written and shall not extend to any other provision of the Credit Agreement or the Amended Credit Agreement.
IV.    Conditions Precedent to Effectiveness. The amendments contained in Articles I and II and the Consents contained in Article III shall not be effective until the date (such date, the “Amendment Effective Date”) that:
1.    the Administrative Agent shall have received copies of this Amendment executed by the Borrower, the Sponsor and the Required Lenders, and acknowledged by the Administrative Agent; and
2.    the Borrower shall have paid all fees, costs and expenses of the Administrative Agent and the Lenders incurred in connection with the execution and delivery of this Amendment (including third-party fees and out-of-pocket expenses of the Lenders’ counsel and other advisors or consultants retained by the Administrative Agent).
V.    Representations and Warranties. Each of the Borrower and, as applicable, the Sponsor represents and warrants to each Agent and each Lender Party that the following statements are true, correct and complete in all respects as of the Amendment Effective Date:
1.    Power and Authority; Authorization. Each of the Borrower and the Sponsor has all requisite power and authority to execute, deliver and perform its obligations under this Amendment and the Borrower has all requisite power and authority to perform its obligations under the Amended Credit Agreement and the Sponsor has all requisite power and authority to perform its obligations under the Amended Guaranty. Each of the Borrower and the Sponsor has duly authorized, executed and delivered this Amendment.
2.    Enforceability. Each of this Amendment and the Amended Credit Agreement is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except to the extent that enforceability may be limited by (i) applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights, (ii) the effect of general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or (iii) implied covenants of good faith and fair dealing. Each of this Amendment and the Amended Guaranty is a legal, valid and binding obligation of the Sponsor, enforceable against the Sponsor in accordance with its terms, except to the extent

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that enforceability may be limited by (i) applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights, (ii) the effect of general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or (iii) implied covenants of good faith and fair dealing
3.    Credit Agreement and Guaranty Representations and Warranties. Each of the representations and warranties set forth in the Credit Agreement (with respect to the Borrower) and the Guaranty (with respect to the Sponsor) is true and correct in all respects both before and after giving effect to this Amendment, except to the extent that any such representation and warranty relates solely to any earlier date, in which case such representation and warranty is true and correct in all respects as of such earlier date.
4.    Master Purchase Agreement Requirements. Taking into account all Projects owned or being acquired by Hera 2017 Owner and proposed to be included in the Collateral as of the date hereof, such Projects met the “Qualifications of Projects” requirements at the time they were first sold pursuant to the applicable Master Purchase Agreement. For the avoidance of doubt, Borrower makes no representation and warranty with respect to whether: (i) each of the fund constraints set forth in the related Master Purchase Agreement has been satisfied and (ii) the minimum systems in service requirement set forth in such Master Purchase Agreement shall have been achieved.
5.    Defaults. No event has occurred or is continuing as of the date hereof, or will result from the transactions contemplated hereby as of the date hereof, that would constitute an Event of Default or a Default.
6.    Recapture Period. The recapture period has ended for each ITC or Grant claimed on any Project that is owned by, or is being acquired by, Hera 2017 Owner.
7.    No Adverse Selection. No selection procedures reasonably believed by the Borrower to be adverse to the Lenders were utilized in selecting the Projects contributed to Hera 2017 Owner from among all of the Projects subject to the Tax Equity Documents pursuant to which such Projects were first acquired.
VI.    Limited Amendment. Except as expressly set forth herein, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the other Secured Parties under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, and each of the Borrower and the Sponsor acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. From and after the Amendment Effective Date, all references to (i) the Credit Agreement in any Loan Document shall, unless expressly provided otherwise, refer to the Amended Credit Agreement and (ii) the Guaranty in any Loan Document shall, unless expressly provided otherwise, refer to the Amended Guaranty.

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VII.    Miscellaneous.
1.    Counterparts. This Amendment may be executed in one or more duplicate counterparts and by facsimile or other electronic delivery and by different parties on different counterparts, each of which shall constitute an original, but all of which shall constitute a single document and when signed by all of the parties listed below shall constitute a single binding document.
2.    Severability. In case any one or more of the provisions contained in this Amendment should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the parties hereto shall enter into good faith negotiations to replace the invalid, illegal or unenforceable provision.
3.    Governing Law, etc.. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED UNDER, THE LAWS OF THE STATE OF NEW YORK. The provisions in Sections 12.08(b) through (d) and Section 12.09 of the Amended Credit Agreement shall apply, mutatis mutandis, to this Amendment and the parties hereto.
4.    Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes of the Amended Credit Agreement and each other Loan Document.
5.    Headings. Paragraph headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.
6.    Execution of Documents. The undersigned Lenders hereby authorize and instruct the Administrative Agent to execute and deliver this Amendment.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

SUNRUN HERA PORTFOLIO 2015-A, LLC
as Borrower

By: Sunrun Hera Portfolio 2015-B, LLC
Its: Sole Member

By: Sunrun Hera Holdco 2015, LLC
Its: Sole Member

By: Sunrun Inc.
Its: Sole Member

By:
Name: Robert Komin, Jr.
Title: Chief Financial Officer

SUNRUN INC.,
as Guarantor

By:
Name: Robert Komin, Jr.
Title: Chief Financial Officer

[Signature Page to First Amendment (A&R AF Credit Agreement)]

INVESTEC BANK PLC,
as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to First Amendment (A&R AF Credit Agreement)]

INVESTEC BANK PLC,
as Issuing Bank

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to First Amendment (A&R AF Credit Agreement)]

INVESTEC BANK PLC,
as Lender

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to First Amendment (A&R AF Credit Agreement)]

KEYBANK NATIONAL ASSOCIATION,
as Lender

By:
Name:
Title:

[Signature Page to First Amendment (A&R AF Credit Agreement)]

SUNTRUST BANK,
as Lender

By:
Name:
Title:

[Signature Page to First Amendment (A&R AF Credit Agreement)]

SILICON VALLEY BANK,
as Lender

By:
Name:
Title:

[Signature Page to First Amendment (A&R AF Credit Agreement)]

HSBC BANK USA, NATIONAL ASSOCIATION

as Lender

By:
Name:
Title:

[Signature Page to First Amendment (A&R AF Credit Agreement)]

ING CAPITAL LLC,
as Lender

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to First Amendment (A&R AF Credit Agreement)]

SUNRUN GAIA PORTFOLIO 2016-A, LLC,
as Lender

By: Sunrun Gaia Portfolio 2016, LLC
Its: Sole Member

By: Sunrun Inc.
Its: Sole Member

By:
Name: Robert Komin, Jr.
Title: Chief Financial Officer

[Signature Page to First Amendment (A&R AF Credit Agreement)]

MIGDAL MAKEFET PENSION AND
PROVIDENT FUNDS LTD.,
as Lender

By:
Name
Title:

[Signature Page to First Amendment (A&R AF Credit Agreement)]

ABN AMRO CAPITAL USA LLC,
as Lender

By:
Name
Title:

[Signature Page to First Amendment (A&R AF Credit Agreement)]

ATTACHMENT A

Schedule 1.01(c)
Documents Pursuant to Which Projects Owned
by a Wholly Owned Opco Were Originally Purchased

Documents for Hera 2017 Owner:

Limited Liability Company Agreements
1.    Amended and Restated Limited Liability Company Agreement of Sunrun [***] Solar LLC (“[***] Solar”), dated as of [***], as amended [***], [***], [***], [***], and [***]
2.    Operating Agreement of Sunrun [***] Owner [***], LLC (“Owner [***]”), dated as of [***], as amended [***], [***],
3.    Operating Agreement of Sunrun Solar [***], LLC, dated as of [***], as amended [***], [***], [***], [***], [***], and [***]

Master Purchase Agreements	1. Master Purchase Agreement, dated as of [***], by and between the Sponsor and [***] Solar 2. Master Purchase Agreement, dated as of [***], by and between the Sponsor and Owner [***]

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ATTACHMENT B

Exhibit P
Form of Wholly Owned Opco Certificate

WHOLLY OWNED OPCO CERTIFICATE
[_____], 20__1
INVESTEC BANK PLC
2 Gresham Street
London, EC2V 7QP
United Kingdom
Attention: Global Lending Operations cc Shelagh Kirkland

Re:    Sunrun Hera Portfolio 2015-A, LLC
Ladies and Gentlemen:
This certificate (this “Wholly Owned Opco Certificate”) is delivered to you pursuant to Section 2.05(d) of that certain Amended and Restated Credit Agreement, dated as of June 23, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Sunrun Hera Portfolio 2015-A, LLC, a Delaware limited liability company (the “Borrower”), the financial institutions as Lenders from time to time party thereto (each individually a “Lender” and, collectively, the “Lenders”), Investec Bank PLC, as administrative agent for the Lenders (in such capacity, and together with its successors and permitted assigns, the “Administrative Agent”) and Investec Bank PLC, as Issuing Bank. Capitalized terms used herein and not otherwise defined herein have the meanings given to them in the Credit Agreement.
The Borrower hereby certifies to the Administrative Agent that, as of the date hereof and the date of the proposed [acquisition][formation] (such [acquisition][formation] date, the “Addition Date”) of [the Wholly Owned Holdco (which owns or will own Wholly Owned Opco Membership Interests) (the “Target Holdco”) and] the Wholly Owned Opco (the “Target Opco”):

(1)
Attached hereto as Appendix A is a true, correct and complete copy of each of the following documents (including all schedules, exhibits, attachments, supplements and amendments thereto and any related protocols or side letters) for the Target Opco:

a.    Wholly Owned Opco Limited Liability Company Agreement;
1 To be delivered at least ten (10) Business Days prior to the proposed date of acquisition or formation of the Wholly Owned Holdco or Wholly Owned Opco

Exhibit P – 1
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b.    [Master Purchase Agreement];2
c.    [Master Lease];3 and4
d.    Wholly Owned Opco O&M Agreement.

(2)
Unless the Target Opco is being acquired pursuant to Section 2.05(d)(ii)(B) of the Credit Agreement, the Target Opco was a Tax Equity Opco that met the Tax Equity Characteristics prior to the proposed indirect acquisition thereof by the Borrower.

(3)
Attached hereto as Appendix C are updates to (a) Schedule 1.01(a) of the Credit Agreement that includes all Wholly Owned Opco Documents of the new Relevant Parties, (b) if the Target Opco is being acquired pursuant to Section 2.05(d)(ii)(B) of the Credit Agreement, Schedule 1.01(c) of the Credit Agreement that includes all documents referred to in clause (i) of the definition of “Tax Equity Documents” pursuant to which one or more Projects now owned by the Target Opco were first acquired, (c) Schedules 5.03(e) and 5.03(f) of the Credit Agreement that include each new Relevant Party, (d) Schedule A of the Credit Agreement that includes any Project Information in respect of the new Relevant Parties and (e) Schedule 6 of the Pledge and Security Agreement which includes the [Target Holdco] [Target Opco] as a “Pledged Ownership Entity”.

(4)
Attached hereto as Appendix D-1 is a draft of [an Accession Agreement to the Wholly Owned Opco Guaranty and Security Agreement][a Wholly Owned Opco Guaranty and Security Agreement] which shall be duly executed and delivered by the Target Opco on the Addition Date that, solely with respect to the making of this representation and warranty as of the Addition Date, shall also have been executed by the Administrative Agent and the Collateral Agent on the Addition Date.

(5)
[Attached hereto as Appendix D-2 is a draft of [an Accession Agreement to the Wholly Owned Holdco Guaranty and Security Agreement][a Wholly Owned Holdco Guaranty and Security Agreement] which shall be duly executed and delivered by the Target Holdco on the Addition Date that, solely with respect to the making of this representation and warranty as of the Addition Date, shall also have been executed by the Administrative Agent and the Collateral Agent on the Addition Date.][4]

(6)
Attached hereto as Appendix D-3 are true, correct and complete copies of certificates representing all of the Membership Interests in the Target Opco [and the Target Holdco][5] (in each case, in the form required by the applicable limited liability company agreement) accompanied by undated stock powers executed in blank and instruments evidencing any

2 To be included for the indirect acquisition of a Wholly Owned Opco that was part of Partnership Flip Fund prior to the proposed indirect acquisition thereof by the Borrower.
3 To be included for the indirect acquisition of a Wholly Owned Opco that was part of an Inverted Lease Fund prior to the proposed indirect acquisition thereof by the Borrower.
4 To be included for the acquisition or formation of a Wholly Owned Holdco.
5 To be included for the acquisition or formation of a Wholly Owned Holdco.

Exhibit P – 2
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pledged debt indorsed in blank. As of the Addition Date, the originals of each of the foregoing shall be delivered to the Collateral Agent.

(7)
Attached hereto as Appendix D-4 are true, correct and complete copies of proper Financing Statements in form appropriate for filing under the applicable Uniform Commercial Code in order to perfect the Liens created under the Collateral Documents (covering the Collateral described therein) with respect to the Target Opco [and the Target Holdco][6].

(8)
Attached hereto as Appendix D-5 are the results of a recent lien search in each of the jurisdictions in which UCC financing statement or other filings or recordations should be made to evidence or perfect security interests in all assets other than Excluded Property of the current owner of the Membership Interests of the Target Opco [and the Target Holdco, all assets other than Excluded Property of the Target Holdco][7] and all assets other than Excluded Property of the Target Opco. Such search reveals no Liens on the Membership Interests in the Target Opco [or the Target Holdco, any assets of the Target Holdco][8] or any assets of the Target Opco.

(9)
Attached hereto as Appendix D-6 is a draft of an Account Control Agreement in respect of each account maintained by the Target Opco which shall be duly executed and delivered by the Target Opco that, solely with respect to the making of this representation and warranty as of the Addition Date, shall also have been executed by the Collateral Agent and an Acceptable Bank on the Addition Date.

(10)
Attached hereto as Appendix D-7 is a draft of a [Wholly Owned Opco Back-Up Servicing Agreement][Wholly Owned Opco Transition Management Agreement] which shall be duly executed and delivered by the [Back-Up Servicer][Transition Manager], the Target Opco and the Operator that, solely with respect to the making of this representation and warranty as of the Addition Date, shall also have been executed by the Administrative Agent and the Other Administrative Agent on the Addition Date.

(11)
Attached hereto as Appendix E are true, correct and complete copies of resolutions of the new Relevant Parties and the Sponsor authorizing the execution delivery and performance of the Portfolio Documents and evidencing the identity, authority and capacity of each Authorized Officer thereof authorized to act as an Authorized Officer in connection with the Portfolio Documents to which any new Relevant Party is a party or is to be a party.

(12)
Attached hereto as Appendix F are true, correct and complete copies of customary insurance certificates [and [described any additional evidence provided]], demonstrating that all insurance required to be obtained and maintained pursuant to the Loan Documents has been obtained and all premiums thereon have been paid in full or are not in arrears.

6 To be included for the acquisition or formation of a Wholly Owned Holdco.
7 To be included for the acquisition or formation of a Wholly Owned Holdco.
8 To be included for the acquisition or formation of a Wholly Owned Holdco.

Exhibit P – 3
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(13)
Attached hereto as Appendix G is a copy of each item described in Sections 9.01(a)(xiv) and (xv) of the Credit Agreement with respect to the Sponsor, the Borrower[, the Target Holdco][9] and the Target Opco;

(14)
Attached as Appendix H are drafts of the favorable opinions of counsel to the Borrower and the new Relevant Parties (which opinion shall be delivered on the Addition Date and shall either be in the form of the opinions delivered on the Closing Date or such other form reasonably acceptable to the Administrative Agent (acting in consultation with counsel)) in relation to the Loan Documents, addressed to the Administrative Agent and each Secured Party from:

a.    Wilson Sonsini Goodrich & Rosati P.C. (or other counsel previously approved by the Administrative Agent), counsel for the Borrower and the new Relevant Parties, including opinions regarding the attachment, perfection of security interests in Collateral with respect to the new Relevant Parties and corporate matters (including, without limitation, enforceability, no consents, no conflicts with the Limited Liability Company Agreements of the new Relevant Parties and Investment Company Act matters) with respect to the new Relevant Parties; and
b.    an in-house opinion from counsel of the Sponsor with respect to the new Relevant Parties, including opinions regarding corporate matters and no conflicts with organizational documents of the new Relevant Parties, and other material contracts binding on the new Relevant Parties or the Borrower in relation to the new Relevant Parties.

(15)
[Attached hereto as Appendix I are true, correct and complete copies of all consents, licenses and approvals required in connection with the granting of the Liens under the Collateral Documents and the execution delivery and performance of the Portfolio Documents and the validity against the Sponsor and each new Relevant Party of the Portfolio Documents to which it is a party, and such consents, licenses and approvals are in full force and effect and not subject to appeal.][No consents, licenses or approvals are required in connection with the granting of the Liens under the Collateral Documents and the execution delivery and performance of the Portfolio Documents and the validity against the Sponsor and each new Relevant Party of the Portfolio Documents to which it is a party.]

(16)	Attached hereto as Appendix J is a true, correct and complete copy of the Base Case Model demonstrating compliance with the Available Borrowing Base.

(17)
As of the Addition Date, the Lender Parties have received all documentation and other information required by regulatory authorities under the applicable “know your customer” and Anti-Money Laundering Laws, including the PATRIOT Act.

(18)	As of the Addition Date, all Additional Expenses due and payable as of such date shall have been paid in full by the Borrower and all other costs and expenses required to be paid per
9 To be included for the acquisition or formation of a Wholly Owned Holdco.

Exhibit P – 4
CPAM: 13156432.3

Section 4.07 of the Credit Agreement for which evidence has been presented (including, as applicable, third-party fees and out-of-pocket expenses of lenders counsel, the Insurance Consultant, Independent Engineer, Model Auditor and other advisors or consultants retained by the Administrative Agent).

(19)
The representations and warranties of the Sponsor and the Relevant Parties contained in Article V of the Credit Agreement, or which are contained in any document furnished at any time under or in connection therewith (including the Portfolio Documents submitted in connection with this Wholly Owned Opco Certificate), are true and correct on and as of the date hereof and the date of the proposed Addition Date, except (a) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date or (b) to the extent that such representations and warranties refer solely to the Addition Date, in which case they shall be true and correct solely as of the Addition Date.

(20)
If the Target Opco is being acquired pursuant to Section 2.05(d)(ii)(B) of the Credit Agreement, true and correct copies of each document referred to in clause (i) of the definition of “Tax Equity Documents” pursuant to which one or more Projects now owned by the Target Opco were first acquired have been delivered to the Administrative Agent.

(21)
No action or proceeding has been instituted or threatened in writing by any Governmental Authority against the Sponsor or any Relevant Party that seeks to impair, restrain prohibit or invalidate the transactions contemplated by the Credit Agreement, the other Loan Documents, the Portfolio Documents or regarding the effectiveness or validity of any required Permits.

(22)	No Default or Event of Default exists, or would result from the proposed [acquisition][formation] of the Target Opco [or the Target Holdco].

(23)	The Cash Available for Debt Service included under the Base Case Model does not include cash flows from any Project that is not an Eligible Project.

(24)	After giving effect to the proposed [acquisition][formation] of the Target Opco [and the Target Holdco], the Borrower and the Subsidiaries are and will be solvent.

(25)
There has been no event or circumstance since [insert date of the most recent audited financial statements of the Sponsor delivered pursuant to either Section 6.01(a) or Section 9.01(a)(xii) of the Credit Agreement] that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect.

(26)	The Major Maintenance Reserve Account is funded in the required amount in accordance with the Depository Agreement.

(27)	The Target Opco has no obligations or liabilities (contingent or otherwise) to any Person other than pursuant to the Portfolio Documents [and the Target Holdco has no obligations

Exhibit P – 5
CPAM: 13156432.3

or liabilities (contingent or otherwise) to any Person other than pursuant to the Portfolio Documents]10.

[remainder of page intentionally blank]
10 To be included for the acquisition or formation of a Wholly Owned Holdco.

Exhibit P – 6
CPAM: 13156432.3

IN WITNESS WHEREOF, the Borrower has caused this Wholly Owned Opco Certificate to be duly executed and delivered as of the date first written above.

BORROWER:
SUNRUN HERA PORTFOLIO 2015-A, LLC

By:
Name
Title:

Exhibit P – 7
CPAM: 13156432.3